UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2010

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 27, 2010, GTC Biotherapeutics, Inc. (“GTC”) issued a press release announcing GTC’s financial results for the second quarter ended July 4, 2010. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by GTC under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2010, the Board of Directors of GTC approved a change in GTC’s fiscal year end from January 2, 2011 to December 31, 2010 and a change in the end of the third fiscal quarter from October 3, 2010 to September 30, 2010, reflecting a change to the calendar year end reporting cycle. The change in reporting period will be reflected in GTC’s Quarterly Report on Form 10-Q for the Company’s third fiscal quarter ended September 30, 2010.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of GTC Biotherapeutics, Inc., dated July 27, 2010, reporting GTC’s financial results for the second quarter ended July 4, 2010. Furnished herewith pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: July 27, 2010	By:	/s/ William K. Heiden
William K. Heiden
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of GTC Biotherapeutics, Inc., dated July 27, 2010, reporting GTC’s financial results for the second quarter ended July 4, 2010. Furnished herewith pursuant to Item 2.02.